UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017 (October 1, 2017)

Commission File No. 333-177786

REBEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	45-3360079
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza Singapore 199591	+6562941531
(Address of Principal Executive Offices and Zip Code)	(Registrant’s Telephone Number, Including Area Code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 1, 2017, Rebel Group, Inc., a Florida corporation (the “Company”) and Pure Heart Entertainment Pte Ltd., a wholly owned subsidiary of the Company and a company incorporated under the laws of Singapore (“Pure Heart”) entered into a Share Transfer Agreement (the “Share Transfer”) with Naixin Qi, an individual (the “Shareholder”), the sole shareholder of Qingdao Quanyao Sports Consulting Ltd, a company organized under the laws of PRC (the “Target Company”).

Pursuant to the Transfer Agreement, Pure Heart, through a wholly foreign owned entity (the “WOFE”) agreed to acquire 100% of the outstanding equity interests (the “Equity Stake”) of the Target Company from the Shareholder with the purchase price valued at approximately $7,000,000 consisting of the following: (i) the forgiveness of debt owed by the Target Company to Pure Heart as of October 1, 2017, in the amount of approximately $2,825,000 (the “Forgiven Debts”) and (ii) 12,000,000 shares (the “Shares”) of the common stock of the Company, par value $.0001 per share (the “Common Stock”) (together the “Purchase Price”).

The parties agreed to consummate the transactions contemplated under the Transfer Agreement on or before January 1, 2018, upon completion of certain conditions by the parties.

The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein. Capitalized terms undefined herein this Item of the Report shall be defined in the Transfer Agreement filed as Exhibit 10.1 to this Report.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. Upon closing of the transactions related to the Exchange Agreement, the Shares are being offered and issued in reliance upon the exemption from registration pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description

10.1	Share Transfer Agreement dated October 1, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rebel Group, Inc.

Date: October 5, 2017	By:	/s/ Aan Yee Leong, Justin
Aan Yee Leong, Justin
President, Chief Executive Officer, Director Principal Executive Officer, Principal Financial and Accounting Officer

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